UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  October 5, 2007

THE DIRECTV GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

                           1-31945                                                                        52-1106564

                (Commission File Number)                                                                (IRS Employer Identification No.)

               2230 East Imperial Highway
               El Segundo, California                                                                                                    90245

               (Address of Principal Executive Offices)                                                                                       (Zip Code)

(310) 964-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                            Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On October 5, 2007, The DIRECTV Group, Inc. (the "Company") issued a news release announcing that Michael Palkovic, formerly the Company’s Chief Financial Officer, was appointed Executive Vice President of Operations and that Patrick Doyle, the Company’s Chief Accounting Officer, was appointed Chief Financial Officer, effective October 5, 2007.  Mr. Palkovic, age 50, has been with the Company since 1996 and was appointed as Executive Vice President and Chief Financial Officer in March 2005.  Prior to that, he served as Executive Vice President and Chief Financial Officer of the DIRECTV U.S. business.  Mr. Doyle, age 51, has been with the Company since 1992 and was appointed Vice President and Controller in July 2000 and Treasurer and Chief Accounting Officer in June 2001.  He was promoted to Senior Vice President in February 2004 and ceased to serve as Treasurer in June 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

            THE DIRECTV GROUP, INC.
            (Registrant)

Date:  October 5, 2007                                                                                 By:           /s/ LARRY D. HUNTER
                                           Name:      Larry D. Hunter
                                                                                                                               Title:       Executive Vice President, General Counsel and Corporate Secretary

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